NEWPORT TIGER FUND,
                                 VARIABLE SERIES
                                  (THE "FUND")

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 2002

The Fund's benchmark has been changed to the Morgan Stanley Capital International All Country Asia Free ex Japan Index (MSCI AC Asia Free ex Japan Index), an unmanaged index that tracks the performance of equity securities in eleven countries in Asia, excluding Japan and taking into account local market restrictions on share ownership by foreigners. Previously, the Fund's returns were compared to the Morgan Stanley Capital International EAFE (GDP) Index (MSCI EAFE (GDP) Index), an unmanaged index that tracks the performance of equity securities of developed countries outside North America including Hong Kong and Singapore. Newport Fund Management, Inc., the sub-advisor, believes that the MSCI AC Asia Free ex Japan Index, because of its greater emphasis on equity securities of companies located in countries in Asia, including all ten Tiger countries, more accurately reflects the type of securities in which the Fund invests. For the one-year, five-year and life of Fund periods ended December 31, 2001, the average annual returns for the MSCI AC Asia Free ex Japan Index were -3.84%, -10.80% and -5.74%*, respectively.

* Life of Fund period is from April 30, 1995.


                                                              June 1, 2002